UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 16, 2021

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS,Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE SECURITIES EXCHANGE ACT OF 1934:

Title of Each Class	Symbol	Name of Exchange on which Registered
Common Units Representing Limited Liability Company Interests	ENLC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2021, GIP III Stetson I, L.P., in its capacity as the sole member of EnLink Midstream Manager, LLC (the “Manager”), the managing member of EnLink Midstream, LLC (“ENLC”), increased the size of the Board of Directors of the Manager (the “Manager Board”) from eight to nine and elected and appointed Tiffany (“TJ”) Cepak as a director to serve on the Manager Board.

Ms. Cepak will serve as an independent director. As an independent director, Ms. Cepak will be paid an annual retainer fee of $97,500 and receive an annual equity award valued at $115,000. Directors do not receive an attendance fee for each regularly scheduled quarterly board meeting or each additional meeting that they attend.  In addition, directors are reimbursed for out-of-pocket expenses incurred in connection with service on the Manager Board.  Ms. Cepak will serve on the Audit Committee and on the Conflicts Committee of the Manager Board.

Ms. Cepak most recently served as the Chief Financial Officer of Energy XXI Gulf Coast, Inc., an oil and natural gas development and production company, from August 2017 until its sale in October 2018. Ms. Cepak also served as the Chief Financial Officer of KLR Energy Acquisition Corp. (and, subsequent to its business combination, Rosehill Resources Inc.) from January 2015 to June 2017 and as Chief Financial Officer of EPL Oil & Gas, Inc. from 2010 until June 2014, when EPL was sold. Ms. Cepak previously held a number of other positions with EPL, since joining them in 2001, including Treasurer, Director of Investor Relations, and Director of Corporate Reserves. Ms. Cepak began her career as a Senior Reservoir Engineer with Exxon Production Company and Exxon Mobil Company with operational roles, including reservoir and subsurface completion engineering. Ms. Cepak currently serves on the board of directors of Ranger Oil Corporation, Patterson-UTI Energy, Inc., and California Resources Corporation. Ms. Cepak also served as a director of Yates Petroleum Corporation, a privately owned, independent oil and gas exploration and production company, from October 2015 to October 2016. Ms. Cepak holds a B.S. in Engineering from the University of Illinois and an MBA from Tulane University. Ms. Cepak was selected to serve as a director due to, among other factors, her extensive experience in the energy sector and her engineering, operational and finance experience.

Indemnification Agreement

ENLC has a practice of entering into indemnification agreements (the “Indemnification Agreements”) with each of the Manager’s directors and executive officers (collectively, the “Indemnitees”). In connection with her appointment to the Manager Board, ENLC entered into an Indemnification Agreement with Ms. Cepak. Under the terms of the Indemnification Agreements, ENLC has agreed to indemnify and hold the Indemnitee harmless, subject to certain conditions, from and against any and all losses, claims, damages, liabilities, judgments, fines, taxes (including ERISA excise taxes), penalties (whether civil, criminal, or other), interest, assessments, amounts paid or payable in settlements, or other amounts and any and all “expenses” (as defined in the Indemnification Agreements) arising from any and all threatened, pending, or completed claims, demands, actions, suits, proceedings, or alternative dispute mechanisms, whether civil, criminal, administrative, arbitrative, investigative, or otherwise, whether made pursuant to federal, state, or local law, whether formal or informal, and including appeals (each, a “proceeding”), in each case, in which the Indemnitee may be involved, or is threatened to be involved, as a party, a witness, or otherwise, including any inquiries, hearings, or investigations that the Indemnitee determines might lead to the institution of any proceeding, related to the fact that the Indemnitee is or was a director, manager, or officer of ENLC or the Manager, or is or was serving at the request of ENLC or the Manager, each as applicable, as a manager, managing member, general partner, director, officer, fiduciary, trustee, or agent of any other entity, organization, or person of any nature. ENLC has also agreed to advance the expenses of an Indemnitee relating to the foregoing. To the extent that a change in the laws of the State of Delaware permits greater indemnification under any statute, agreement, organizational document, or governing document than would be afforded under the Indemnification Agreements as of the date of the Indemnification Agreements, the Indemnitee shall enjoy the greater benefits so afforded by such change.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Form of Indemnification Agreement, the form of which was filed as Exhibit 10.1 to ENLC’s Current Report on Form 8-K dated July 17, 2018, filed with the Securities and Exchange Commission on July 23, 2018, and which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On December 20, 2021, the Company issued a press release announcing the appointment described in Item 5.02 of this Current Report on Form 8-K (the “Current Report”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release dated December 20, 2021.

104	—	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

By: EnLink Midstream Manager, LLC, its Managing Member

Date: December 20, 2021	By:	/s/ Pablo G. Mercado
Pablo G. Mercado
Executive Vice President and Chief Financial Officer

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